UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 25, 2019
VMWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33622	94-3292913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3401 Hillview Avenue, Palo Alto, CA	94304
(Address of Principal Executive Offices)	(Zip code)
Registrant’s telephone number, including area code: (650) 427-5000
N/A
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	VMW	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

VMware held its Annual Meeting of Stockholders on June 25, 2019 (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company (1) elected the two Class III, Group I director nominees to each serve a three-year term expiring at the 2022 Annual Meeting of Stockholders; (2) approved, on an advisory basis, the compensation of the Company’s named executive officers; (3) approved an amendment to the Amended and Restated 2007 Equity and Incentive Plan; (4) approved an amendment to the Amended and Restated 2007 Employee Stock Purchase Plan; and (5) ratified the selection by the Audit Committee of the Company’s Board of Directors of PricewaterhouseCoopers LLP to serve as the Company’s independent auditor for the fiscal year ending January 31, 2020.

The results of the voting for each of the above proposals is as follows:

1.	Election of Class III, Group I directors:

Class III, Group I	Class	For	Against	Abstain	Broker Non-Votes
Donald Carty	Class B	3,000,000,000	0	0	0
Paul Sagan	Class B	3,000,000,000	0	0	0

2.	Non-binding advisory vote on the compensation of the Company's named executive officers:

Class	For	Against	Abstain	Broker Non-Votes
Class A	80,329,076	6,509,803	305,416	13,508,040
Class B	3,000,000,000	0	0	0

3.	Approval of an amendment to the Amended and Restated 2007 Equity and Incentive Plan:

Class	For	Against	Abstain	Broker Non-Votes
Class A	83,581,414	3,523,911	38,970	13,508,040
Class B	3,000,000,000	0	0	0

4.	Approval of an amendment to the Amended and Restated 2007 Employee Stock Purchase Plan:

Class	For	Against	Abstain	Broker Non-Votes
Class A	86,962,498	150,774	31,023	13,508,040
Class B	3,000,000,000	0	0	0

5.	Ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditor for the fiscal year ending January 31, 2020:

Class	For	Against	Abstain	Broker Non-Votes
Class A	99,542,336	1,074,953	35,046	0
Class B	3,000,000,000	0	0	0

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2019

VMware, Inc.

By:	/s/ Craig Norris
Craig Norris Vice President, Deputy General Counsel and Assistant Secretary